SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
19.  SUBSEQUENT EVENTS

Subscription Agreements

On June 30, 2022, FTAI Infrastructure Inc. (the “Holding Company”) and Transtar, LLC, a subsidiary of our Holding Company, entered into subscription agreements with entities affiliated with Ares Management LLC (collectively, the “Subscriber”). Pursuant to the subscription agreement, the Holding Company agreed to sell to the Subscriber (i) 300,000 shares of newly-created Series A Senior Preferred Stock with a par value of $0.01 per share, (ii) warrants representing the right to purchase 3,342,566 shares of common stock of the Holding Company, with a par value of $0.01 per share, at an exercise price of $10.00 per share (as adjusted in accordance with the agreement governing the warrants), and (iii) warrants representing the right to purchase 3,342,566 shares of common stock at an exercise price of $0.01 per share, for an aggregate purchase price of $300.0 million, net of a discount of $9.0 million. Net proceeds were distributed to the Parent. These agreements were not effective until the spin-off, described below, was complete.

Senior Secured Notes Offering

On July 7, 2022, the Holding Company closed its private offering of $450.0 million aggregate principal amount of 10.500% senior secured notes due 2027, at an issue price equal to 94.585% of principal.

On July 25, 2022, the Holding Company closed its private offering of an additional $50.0 million aggregate principal amount of 10.500% senior secured notes due 2027, at an issue price equal to 94.585% of principal. The additional notes and the existing $450.0 million notes will be treated as a single class for all purposes under that certain indenture dated as of July 7, 2022, as supplemented. Net proceeds were distributed to the Parent. These notes were not effective until the spin-off, described below, was complete.

Conversion of Limited Liability Company to Corporation

On July 29, 2022, FTAI Infrastructure LLC was converted to a corporation, FTAI Infrastructure Inc., pursuant to the laws of the State of Delaware.

Adoption of Management Agreement

On July 31, 2022, the Holding Company entered into a management agreement with the Manager, an affiliate of Fortress (the “Management Agreement”), with substantially the same terms as the previously held management agreement between the Parent and the Manager.

FTAI Infrastructure Spin-off

On August 1, 2022, FTAI completed the spin-off of FTAI Infrastructure Inc., in which FTAI shareholders received one share of common stock of FTAI Infrastructure Inc., par value $0.01 per share for every one common share of FTAI held as of the close of business on July 21, 2022, the record date for the separation. As of that date, 99,387,467 shares were distributed. Following the distribution, FTAI Infrastructure Inc. became an independent, publicly-traded company with its common stock listed under the symbol “FIP” on The Nasdaq Global Select Market.

Manager Options

In connection with the spin-off,  the Holding Company issued 10.9 million options to the Manager pursuant to the Management Agreement as compensation to the Manager for the successful completion of an offering.

Nonqualified Stock Option and Incentive Award Plan

On August 1, 2022, the Board of Directors adopted a Nonqualified Stock Option and Incentive Award Plan which provides for the ability to grant equity compensation awards in the form of stock options, stock appreciation rights, restricted stock, and performance awards to eligible employees, consultants, directors, and other individuals who provide services to us, each as determined by the Compensation Committee of the Board of Directors. As of August 1, 2022, the Plan provides for the issuance of up to 30 million shares of the FTAI Infrastructure Inc.’s common stock.